UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 13, 2004

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                  35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

Item 5.           Other Events and Regulation FD Disclosure.

         On February 10, 2004 the Board of Directors of First Merchants Corporation declared a first quarter cash dividend of $0.23 per share to be paid to shareholders on March 19, 2004. Record date for the dividend will be March 5, 2004. The press release issued by First Merchants Corporation announcing the cash dividend is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                           (a)     Not Applicable.

                           (b)     Not Applicable.

                           (c)     (99.1) Press Release dated February 13, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated:  February 13, 2004

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated February 13, 2004, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated February 13, 2004

N / E / W / S     R / E / L / E / A / S / E

February 13, 2004

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES CASH DIVIDEND

First Merchants Corporation announced the following action taken by its Board of Directors on February 10, 2004. The Board declared a first quarter cash dividend of $0.23 per share to be paid to shareholders on March 19, 2004. Record date for the dividend will be March 5, 2004.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME and is rated A+ by Standard & Poor's Corporation. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

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